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                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.




                             FORM 8-K

                          CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                         October 31, 1996


                    ENSERCH EXPLORATION, INC.
      (Exact name of Registrant as specified in its charter)



     Texas               1-11413                   75-2556975
(State or other        (Commission             (I.R.S. Employer
jurisdiction of        File Number)           Identification No.)
 incorporation)


4849 Greenville Ave., Suite 1500, Dallas, Texas        75206-4186
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including Area Code:  214-369-7893




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ITEM 5.  Other Events

     Set forth below in its entirety is a News Release issued by Enserch Exploration, Inc. on October 31, 1996:

     ENSERCH EXPLORATION ANNOUNCES
     RESIGNATION OF PRESIDENT & DIRECTOR

     DALLAS, TEXAS (October 31, 1996)--Enserch Exploration,
     Inc. (NYSE-EEX) announces that Gary J. Junco, 46, has resigned as President and Director of the Company to pursue other interests. Mr. Junco's resignation is effective immediately.

     Mr. Frederick S. Addy, 64, who is serving as interim
     Chairman and Chief Executive Officer while a search is underway to locate a permanent Chairman, will assume the additional role of President.

     Enserch Exploration, Inc. is a natural gas and oil exploration and production company with activities focused in Texas and the Gulf of Mexico.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Enserch Exploration, Inc.



Dated:  October 31, 1996      By:     /s/ J. T. Leary
                                        J. T. Leary
                                   Vice President, Finance
                                       and Treasurer